SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 8, 2006

INDEPENDENT BANK CORPORATION

(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant’s telephone number,
including area code:
(616) 527-9450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Compensation of Named Executive Officers

On February 4, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Independent Bank Corporation (the “Company”), approved the base salary of the Company’s CEO for 2006, effective January 1, 2006. All named executive officers are “at will” employees of the Company and serve at the pleasure of the Board of Directors. The following is the base salaries, effective January 1, 2006, for the following named executive officers:

Name and Position	Base Salary ($)
Michael M. Magee
President and Chief Executive Officer	310,000

Robert N. Shuster
Chief Financial Officer	215,000

David C. Reglin
President & CEO
Independent Bank West Michigan	215,000

Edward B. Swanson
President & CEO
Independent Bank South Michigan	212,000

Ronald L. Long
President & CEO
Independent Bank East Michigan	212,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2006	INDEPENDENT BANK CORPORATION (Registrant) By /s/ Robert N. Shuster Its Chief Financial Officer